UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2020

PERCEPTRON, INC.

(Exact name of registrant as specified in charter)

Michigan	0-20206	38-2381442
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

47827 Halyard Drive, Plymouth, MI	48170-2461
(Address of principal executive offices)	(Zip Code)

(734) 414-6100

Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value Rights to Purchase Preferred Stock	PRCP	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 1, 2020, Perceptron, Inc. (the “Company”) and Bill Roeschlein, the Company’s Interim Vice President, Finance and Chief Financial Officer entered into a Severance Agreement (the “Severance Agreement”) which generally requires that the Company provide Mr. Roeschlein with six months’ notice prior to an involuntary termination of his employment. If the Company provides Mr. Roeschlein with less than six months’ notice, Mr. Roeschlein will receive a cash severance benefit equal to the portion of his then current annual base salary, as in effect at the time of the termination of Mr. Roeschlein’s employment, to cover the applicable period that is less than the full six month notice period (“Continuation Period”), subject to Mr. Roeschlein’s execution of a general release and Mr. Roeschlein’s continued employment with the Company up to the first day of the Continuation Period. Mr. Roeschlein is not entitled to receive the cash severance benefit if the involuntary termination of his employment is due to death, “Disability” or “Cause” (each as defined in the Severance Agreement).

The foregoing description of the Severance Agreement is not complete and is qualified in its entirety by reference to the Severance Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements And Exhibits.

D.       Exhibits.

Exhibit No.	Description
Exhibit 10.1	Severance Agreement, dated September 1, 2020, between Bill Roeschlein and the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERCEPTRON, INC.

Date: September 8, 2020	/s/ Jay W. Freeland
By: Jay W. Freeland
Its: Interim President and Chief Executive Officer